                           GOLDEN OAK FAMILY OF FUNDS

                                     TRUST:

                                 THE ARBOR FUND

                                   PORTFOLIOS:

                           GOLDEN OAK GROWTH PORTFOLIO
                           GOLDEN OAK VALUE PORTFOLIO
                     GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO
                  GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO
                   GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO
               GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO

                               INVESTMENT ADVISER:

                                  CITIZENS BANK

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. It is intended to provide additional information regarding the activities and operations of the following Portfolios of the Trust: Golden Oak Growth, Golden Oak Value, Golden Oak Tax-Managed Equity, Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond and Golden Oak Prime Obligation Money Market Portfolios. This Statement of Additional Information should be read in conjunction with the Prospectus dated May 31, 1999. A Prospectus may be obtained by calling 1-800-545-6331.

                                TABLE OF CONTENTS

THE PORTFOLIOS AND THE TRUST...............................................S-3
INVESTMENT OBJECTIVES AND POLICES..........................................S-3
DESCRIPTION OF PERMITTED INVESTMENTS.......................................S-9
INVESTMENT LIMITATIONS.....................................................S-27
THE ADVISER................................................................S-29
THE SUB-ADVISERS...........................................................S-31
THE ADMINISTRATOR..........................................................S-33
THE DISTRIBUTOR............................................................S-35
THE TRANSFER AGENT.........................................................S-37
THE CUSTODIAN..............................................................S-37
LEGAL COUNSEL..............................................................S-37


May 31, 1999
as amended
November 29, 1999
GOK-F-013-02

INDEPENDENT PUBLIC ACCOUNTANTS.............................................S-37
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-38
COMPUTATION OF YIELD.......................................................S-41
CALCULATION OF TOTAL RETURN................................................S-43
PURCHASE AND REDEMPTION OF SHARES..........................................S-44
LETTER OF INTENT...........................................................S-45
DETERMINATION OF NET ASSET VALUE...........................................S-45
TAXES......................................................................S-46
TRADING PRACTICES AND BROKERAGE............................................S-51
DESCRIPTION OF SHARES......................................................S-55
SHAREHOLDER LIABILITY......................................................S-55
LIMITATION OF TRUSTEES' LIABILITY..........................................S-56
5% AND 25% SHAREHOLDERS....................................................S-56
EXPERTS....................................................................S-57
FINANCIAL STATEMENTS.......................................................S-57
DESCRIPTION OF RATINGS.....................................................A-1

THE PORTFOLIOS AND THE TRUST

The "Golden Oak Family of Funds" is a name under which a number of mutual fund investment portfolios with differing objectives and policies are offered to investors. Six of these portfolios were established by The Arbor Fund (the"Trust"), an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest ("shares") and different classes of shares of each portfolio. Shareholders may purchase shares through two separate classes (Institutional and Class A) which provide for variations in distribution costs, voting rights and dividends. Except for differences between Institutional and Class A shares pertaining to distribution fees, each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." This Statement of Additional Information relates to the Institutional and Class A shares of the Golden Oak Growth (formerly, the Golden Oak Diversified Growth Portfolio) (the "Growth Portfolio"), Golden Oak Value (the "Value Portfolio"), Golden Oak Tax-Managed Equity (the "Tax-Managed Portfolio"), Golden Oak Intermediate-Term Income (the "Intermediate-Term Income Portfolio"), Golden Oak Michigan Tax Free Bond (the "Michigan Portfolio") and Golden Oak Prime Obligation Money Market (the "Prime Obligation Portfolio") Portfolios (each a "Portfolio" and collectively, the "Portfolios") of the Trust.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares.

THE GROWTH PORTFOLIO -- The investment objective of the Growth Portfolio is to provide total return. There is no assurance that the Portfolio will achieve its investment objective.

Under normal conditions, the Portfolio expects to be fully invested in common stocks (and will be at least 65% invested in common stocks) listed on registered exchanges in the United States or actively traded in the over-the-counter market as further described below. In addition to investing in common stocks, the Portfolio may invest in warrants and rights to purchase common stocks, United States dollar denominated securities of foreign issuers traded in the United States (including sponsored American Depositary Receipts traded on registered exchanges or listed on NASDAQ), repurchase agreements, covered call options and money market instruments of the type described below. The Portfolio may invest up to 10% of its net assets in American Depositary Receipts, including American Depositary Shares and New York Shares. The Portfolio may also write covered call options and engage in related closing purchase transactions provided that the aggregate value of such options does not exceed 10% of the Portfolio's net assets as of the time such options are entered into by the Portfolio. Nicholas-Applegate Capital Management (the "Sub-Adviser") will engage in such transactions only as hedging transactions and not for speculative purposes.

The common stocks and other equity securities purchased by the Portfolio will be those of companies which, in the Sub-Adviser's opinion, have accelerating earnings growth, rising analyst estimates of earnings growth, strong fundamental quality and positive price behavior. However, there is no assurance that the Sub-Adviser will be able to accurately predict the stages of a business cycle. In addition, the Portfolio invests primarily in equity securities that fluctuate in value; therefore, the Portfolio's shares will fluctuate in value.

The Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

For temporary defensive purposes during periods when the Portfolio's Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities, repurchase agreements collateralized by United States Government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser or Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments")), and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in defensive investing, the Portfolio will not be pursuing its investment objective.

THE VALUE PORTFOLIO -- The investment objective of the Value Portfolio is to seek long-term capital appreciation. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio attempts to achieve its investment objective by investing primarily in common stocks, warrants, rights to purchase common stocks, preferred stocks and securities convertible into common stocks (together, "equity securities"). The Portfolio will be as fully invested as practicable (and in no event less than 65%) in equity securities and will focus on equity securities which are undervalued relative to a company's earnings. Systematic Financial Management, L.P. (the "Sub-Adviser") will invest in equity securities of companies based on an analysis of various fundamental characteristics, including balance sheet items, underlying sales and expense trends, earnings estimates, market position of the company and industry outlook. The Portfolio may also invest in American Depositary Receipts and enter into repurchase agreements. Although it has no present intention to do so, the Portfolio reserves the ability to write and purchase options for hedging purposes. Although the Portfolio intends to be as fully invested as practicable in equity securities, the Portfolio may invest in up to 15% of its assets in the money market instruments described below.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities.

THE TAX-MANAGED PORTFOLIO -- The Tax-Managed Portfolio has an investment objective of maximizing long term capital appreciation on an after-tax basis. The Tax-Managed Portfolio is best suited for the long term equity investor who has a moderate risk orientation. The Tax-Managed Portfolio seeks to minimize taxes and is targeted to long term investors seeking the optimum blend of performance and tax efficiency. There is no assurance that the Tax-Managed Portfolio will achieve its investment objective.

The Tax-Managed Portfolio primarily invests in common stocks and is designed to have risk characteristics similar to those of the S&P 500 Index. As with any equity fund, the value of the Tax-Managed Portfolio's investments varies from day to day in response to the activities of the individual companies and general market and economic conditions. To the extent the Tax-Managed Portfolio invests in non-US securities, the risks and volatility are magnified since the performance of non-US stocks depends upon changes in international currency values, different political and regulatory environments, and the overall political and economic conditions in countries where the Tax-Managed Portfolio invests.

Under normal conditions, the Tax-Managed Portfolio expects to be fully invested in common stocks (and will be at least 65% invested in common stocks) listed on registered exchanges in the United States or actively traded in the over-the-counter market as further described below. In addition to investing in common stocks, the Tax-Managed Portfolio may invest in warrants and rights to purchase common stocks, United States dollar denominated securities of foreign issuers traded in the United States (including sponsored American Depositary Receipts traded on registered exchanges or listed on NASDAQ), repurchase agreements, covered call options and money market instruments of the type described below. The Tax-Managed Portfolio may invest up to 10% of its net assets in American Depositary Receipts, including American Depositary Shares and New York Shares. The Tax-Managed Portfolio may also write covered call options and engage in related closing purchase transactions provided that the aggregate value of such options does not exceed 10% of the Tax-Managed Portfolio's net assets as of the time such options are entered into by the Tax-Managed Portfolio. Nicholas-Applegate Capital Management (the "Sub-Adviser") will engage in such transactions only as hedging transactions and not for speculative purposes.

The Tax-Managed Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees or the Trust will be considered illiquid.

For temporary defensive purposes during periods when the Tax-Managed Portfolio's Sub-Adviser determines that market conditions warrant, the Tax-Managed Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities, repurchase agreements collateralized by United States Government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser or Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments"), and may hold a portion of its assets in cash. To the extent the Tax-Managed Portfolio is engaged in temporary defensive investment, the Tax-Managed Portfolio will not be pursuing its investment objective.

The Tax-Managed Portfolio reserves the right to engage in securities lending but has no present intention to do so.

The Tax-Managed Portfolio's portfolio turnover will be generally moderate and most likely below 50%, however turnover may be influenced by specific company fundamentals, market environments and investment opportunities.

THE INTERMEDIATE-TERM INCOME PORTFOLIO -- The investment objective of the Intermediate-Term Income Portfolio is current income consistent with limited price volatility. The Portfolio will seek to limit price volatility by maintaining an average weighted maturity of three to ten years. There is no assurance that the Portfolio will achieve its investment objective.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in the following United States dollar denominated obligations: (i) bills, notes receipts and bonds issued by United States Treasury and STRIPs of such obligations that are transferable through the Federal Book-Entry System ("US Treasury Obligations"); (ii) obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities; (iii) corporate bonds and debentures rated A or better by Standard & Poor's Corporation ("S&P") or A or better by Moody's Investors Service ("Moody's") or of comparable quality at the time of purchase as determined by the Adviser; (iv) commercial paper rated A-1 or better by Moody's or P-1 or better by S&P or of comparable quality at the time of purchase as determined by the Adviser; (v) short-term bank obligations consisting of certificates of deposit, time deposits, and bankers' acceptances of U.S. commercial banks or savings and loan institutions with assets of at least $1.0 billion as shown on their most recent public financial statements, that the Adviser deems to be comparable in quality to corporate obligations in which the Portfolio may invest; and (vi) repurchase agreements involving any of the above securities.

The remaining 20% of the Portfolio's assets may be invested in: (i) debt securities issued or guaranteed by the government of Canada or its provincial or local governments; (ii) debt securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities and debt securities of supranational entities; (iii) mortgage-backed securities and asset-backed securities rated in one of the top two categories by S&P or Moody's; (iv) receipts evidencing separately traded interest and principal component parts of United States Government obligations ("STRIPS"); (v) taxable municipal securities rated A or better by S&P or Moody's or of comparable quality at the time of purchase as determined by the Adviser;
(vi) corporate bonds and debentures rated BBB by S&P or Moody's or of comparable quality at the time of purchase as determined by the Adviser; and (vii) repurchase agreements involving such securities. The Portfolio will limit its purchase of corporate securities rated BBB by S&P or Moody's (or of comparable quality) to 10% of its total assets. The Portfolio may invest in futures and options for hedging purposes, and will limit the outstanding obligations to purchase securities under futures contracts to not more than 20% of the Portfolio's total assets.

In the event a security owned by the Portfolio is downgraded below these ratings categories, the Adviser will review the quality and credit-worthiness of such security and take action, if any, that it deems appropriate.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years, although there are no restrictions on the maturity of any single instrument.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities.

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not for speculative purposes. In addition, the Portfolio may engage in securities lending.

The Portfolio reserves the right to engage in securities lending but has no present intention to do so. For the fiscal year ended January 31, 1999, the Portfolio's annual turnover rate was approximately 76.46%. Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders.

THE MICHIGAN PORTFOLIO -- The investment objective of the Michigan Portfolio is current income exempt from federal and Michigan income taxes consistent with preservation of capital. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio will invest primarily in obligations issued by or on behalf of the states, territories or possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, the interest of which, in the opinion of counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). It is a fundamental policy of the Portfolio that at least 80% of its net assets will be invested in municipal securities the interest on which is exempt from federal income tax and not subject to taxation as a preference item for purposes of the alternative minimum tax. Under normal circumstances, at least 65% of the Portfolio will be invested in municipal bonds and, except where acceptable securities are unavailable as determined by the Adviser, at least 80% of the Portfolio's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel to the issuer, is exempt from Michigan income tax ("Michigan Municipal Securities"). The Adviser expects to be fully invested in Municipal Securities. The Portfolio will purchase Municipal Securities that meet the following criteria: (i) municipal bonds rated in one of the four highest rating categories ("investment grade"); (ii) municipal notes rated in one of the two highest rating categories; (iii) commercial paper rated in one of the two highest short term rating categories; or (iv) any of the foregoing that are not rated but are determined by the Adviser to be of comparable quality at the time of investment. The Portfolio may also invest up to 5% of its net assets in securities of closed-end investment companies traded on a national securities exchange.

Debt rated in the fourth highest category by an NRSRO is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years. The maximum maturity for any individual security is thirty years.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities.

The Michigan Portfolio currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in Municipal Securities, the interest of which is paid from venues or projects with similar characteristics. See also "Description of Permitted Investments -- Special Factors Relating to Michigan Municipal Securities."

The Portfolio is a non-diversified investment company which means that more than 5% of its assets may be invested in one or more issuers, although the Adviser does not intend to invest more than 10% of the Portfolio's assets in any one issuer. Since a relatively high percentage of assets of the Portfolio may be invested in the obligations of a limited number of issuers, the value of shares of the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Portfolio intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not for speculative purposes. In addition, the Portfolio may also engage in securities lending.

THE PRIME OBLIGATION PORTFOLIO -- The investment objective of the Prime Obligation Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. It is also a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Portfolio will achieve its investment objective or that it will be able to maintain a constant net asset value of $1.00 per share on a continuous basis.

The Portfolio intends to comply with regulations of the Securities and Exchange Commission applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on Portfolio investments. Under these regulations, the Portfolio will invest in only United States dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see "Description of Permitted Investments."

The Portfolio intends to invest exclusively in: (i) bills, notes, receipts and bonds issued by the United States Treasury and STRIPs of such obligations that are transferable through the Federal Book-Entry System ("U.S. Treasury Obligations"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the United States Government;
(iii) commercial paper of United States or foreign issuers, including asset-backed securities rated in the two highest short-term rating categories at the time of investment or, if not rated, as determined by Wellington Management Company, LLP (the "Sub-Adviser") to be of comparable quality; (iv) obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that have total assets of $1 billion or more as shown on their most recently published financial statements; (v) U.S. dollar denominated obligations of foreign governments including Canadian and Provincial Government and Crown Agency obligations; (vi) short-term corporate obligations of United States and foreign issuers with commercial paper that meet the above ratings or, if not rated, determined by the Sub-Adviser to be of comparable quality; (vii) repurchase agreements involving any of the foregoing obligations; (viii) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two nationally recognized statistical ratings organizations ("NRSROs") in one of the two highest municipal bond rating categories, and carry yields that are competitive with those of other types of money market instruments of comparable quality and security that meet the above ratings or, if not rated, determined by the Sub-Adviser to be of comparable quality; (ix) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Portfolio's Sub-Adviser to be of comparable quality; and (x) to the extent permitted by applicable law, shares of other investment companies.

The Portfolio may invest up to 10% of its net assets in Illiquid Securities.

The Portfolio reserves the right to engage in securities lending but has no present intention to do so. The Portfolio may also engage in forward commitments or purchase securities on a when-issued basis.

DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS ("ADRs")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES

Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

BANK OBLIGATIONS

The Trust is not prohibited from investing in obligations of banks which are clients of SEI Investments Company ("SEI"). However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Trust will purchase. The Trust will not purchase obligations of the Adviser or Sub-Adviser.

CERTIFICATES OF DEPOSIT

Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER

Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES

While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

EQUITY SECURITIES

Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

FIXED INCOME SECURITIES

Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Portfolio's net asset value. Bonds rated BBB by S&P or Moody's are to be considered as investment medium grade obligations. Such debt rated BBB has an adequate capacity to pay interest and repay principal although it is more vulnerable to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Such securities are considered to have speculative characteristics.

FOREIGN SECURITIES

The Growth, Value, Tax-Managed, Intermediate-Term Income and Prime Obligation Portfolios may invest in U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper and other short-term corporate obligations, foreign securities and Europaper. In addition, the Growth, Intermediate-Term Income and Value Portfolios may invest in American Depositary Receipts. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Investments in securities of foreign issuers may subject a Portfolio to different risks than those attendant to investments in securities of United States issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may be less publicly available information with regard to foreign issuers, than domestic issuers. In addition, foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Investments in foreign securities usually will involve currencies of foreign countries. Moreover, a Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of these assets for the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies. Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. It may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Each Portfolio will conduct its foreign currency exchange transactions, if any, either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts.

FUTURES CONTRACTS AND OPTIONS

The Tax-Managed, Intermediate-Term Income and Michigan Portfolios may invest in futures contracts and options. Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Deposit requirements on futures contracts customarily range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy the required margin, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

Traders in futures contracts and related options may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios intend to use futures contracts and related options only for bona fide hedging purposes.

A Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Portfolio's net assets. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of their futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolios upon sale of open futures contracts.

Although techniques other than the sale and purchase of futures contracts and options on futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities. A Portfolio's obligations under any futures contract or related option will be "covered" by high quality, liquid securities or cash held in a segregated account or by holding, or having the right to acquire without additional cost, the underlying asset.

RISK FACTORS IN FUTURES TRANSACTIONS -- Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to a Portfolio. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser or Sub-Adviser does not believe that the Portfolios would be subject to the risks of loss frequently associated with futures transactions. The Portfolios presumably would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and experience a decline in value of its securities. There is also the risk of loss by the Portfolio of margin deposits in the event of the bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the value at which they are being carried on a Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations over seven days in length.

INVESTMENT COMPANIES

The Portfolios may invest in securities of other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolios. A Portfolio's purchase of such investment company securities results in a layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

MORTGAGE-BACKED SECURITIES

The Prime Obligation and Intermediate-Term Income Portfolios may invest in securities issued by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. Other governmental issuers of mortgage-backed securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. Mortgage-backed certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, mortgage-backed certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although mortgage-backed certificates may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a mortgage-backed certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Intermediate-Term Income Portfolio may invest in mortgage-backed securities and asset-backed securities. The principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), and interest only and principal only stripped securities ("IOs" and "POs") which are rated in one of the two top categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the United States Government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass through" instruments, through which, except for IOs and POs, the holder receives a share of all interest and principal payments from the mortgages underlying the certificate; in the case of IOs, the holder receives a share only of interest payments, and for POs, a share only of principal payments. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities, the yield of which reflect interest rates prevailing at the time. Moreover, prepayments that underlie securities purchased at a premium could result in capital losses. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Such acceleration can be expected to reduce the final yield realized by holders of IO securities, perhaps to a negative value. Deceleration of prepayments will reduce somewhat the final yield realized by holders of PO securities.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Intermediate-Term Income Portfolio may invest in securities secured by asset backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

MUNICIPAL SECURITIES

Municipal notes in which the Michigan Portfolio may invest, include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Adviser may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper in which the Michigan Portfolio may invest will be limited to investments in obligations which are rated at least A-2 by S&P or Prime-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser.

Other types of tax-exempt instruments which are permissible investments for the Michigan Portfolio include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Portfolio can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Portfolio may use the longer of the period required before the Portfolio is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Michigan Portfolio to meet redemptions and remain as fully invested as possible in municipal securities. The Portfolio reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Portfolio would limit its put transactions to institutions which the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Portfolio would be general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Portfolio and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Portfolio could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Portfolio. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Portfolio could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Portfolio, the Portfolio could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Portfolio may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Portfolio will not exceed 1/2 of 1% of the value of the total assets of such Portfolio calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Portfolio including such securities the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

SPECIAL FACTORS RELATING TO MICHIGAN MUNICIPAL SECURITIES--Because the Michigan Portfolio invests primarily in Michigan Municipal Securities, the Portfolio is more susceptible to factors adversely affecting issuers of Michigan Municipal Securities than a mutual fund that does not invest as heavily in such securities. Investors should consider carefully the special risks inherent in the Portfolio's investment in Michigan Municipal Securities.

Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods.

The State's economy could be affected adversely by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe.

The principal revenues sources for the State's General Fund are taxes from sales, personal income, single business, and excise taxes. Under the State Constitution, expenditures from the General Fund are not permitted to exceed available revenues. The principal expenditures from the General Fund are directed towards education, public protection, mental and public health, and social services.

The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%). In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. Any excess of less than 1% may be transferred to the Budget Stabilization Fund.

There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Michigan Municipal Securities in the Portfolio or the ability of the respective obligors to pay interest on or principal of the Michigan Municipal Securities in the Portfolio, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds.

The Michigan Portfolio may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Challenges to the ability of local units to levy such taxes could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

SHORT-TERM OBLIGATIONS OF STATE AND LOCAL GOVERNMENTAL ISSUERS--The Prime Obligation Portfolio may, when deemed appropriate by its Sub-Adviser in light of the Portfolio's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

OPTIONS

The Growth, Michigan and Intermediate-Term Income Portfolios may write call options on a covered basis only. The Michigan and the Intermediate-Term Income Portfolios may also enter into bond futures contracts and options on such contracts. Neither Portfolio will engage in option writing strategies for speculative purposes. The Tax-Managed and Value Portfolios may write and sell both call options and put options, provided that the aggregate value of such options does not exceed 15% of the Portfolio's net assets as of the time such options are entered into by the Portfolio.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the

Adviser or Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

COVERED CALL WRITING--The Growth Portfolio and the Tax-Managed Portfolio may write covered call options on its securities provided the aggregate value of such options does not exceed 10% of the Portfolios' net assets as of the time such options are entered into by the Portfolios. The advantage to a Portfolio of writing covered calls is that the Portfolio receives a premium which is additional income. However, if the security rises in value, the Portfolios may not fully participate in the market appreciation.

In covered call options written by a Portfolio, the Portfolio will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolio would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

RECEIPTS

Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. A Portfolio will have actual or constructive possession of the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and a Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if a Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS

Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

RESTRICTED SECURITIES

The Value Portfolio, Tax-Managed Portfolio and Prime Obligation Portfolio may invest in restricted securities that are securities in which the Trust may otherwise invest as provided in the Prospectus and this Statement of Additional Information. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "Act"), or an exemption from registration. The Portfolios may invest up to 15%, 15% and 10%, respectively, of their net assets in illiquid securities, including restricted securities. Each Portfolio may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SECURITIES LENDING

The Portfolios may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the United States Government or its agencies, or any combination of cash and such securities, as collateral equal to 102% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Portfolio exceed one-third of the value of a Portfolio's total assets taken at fair market value (including any collateral received in connection with such loans). A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser or Sub-Adviser to be of good standing and when, in the judgment of the Adviser or Sub-Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Portfolios may use the Distributor or a broker/dealer affiliate of the Adviser or Sub-Adviser as a broker in these transactions.

SECURITIES OF FOREIGN ISSUERS

There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS")

The Prime Obligation, Intermediate-Term Income and Value Portfolios may invest in STRIPS, which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate a Portfolio's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 adopted under the 1940 Act, the Adviser or Sub-Adviser will only purchase STRIPS for the Prime Obligation Portfolio that have a remaining maturity of 397 days or less; therefore, the Portfolio currently may only purchase interest component parts of U.S. Treasury Securities. The Adviser or Sub-Adviser of a Portfolio will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Prime Obligation Portfolio.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time;

however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY SECURITIES

Certain of the investments of all of the Portfolios may include U.S. Government Agency Securities. Agencies of the United States Government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury. Others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality.

Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS.

VARIABLE AMOUNT MASTER DEMAND NOTES

The Prime Obligation, Intermediate-Term Income and Michigan Portfolios may invest in variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. The Adviser or Sub-Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratio of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED SECURITIES

The Prime Obligation, Intermediate-Term Income and Michigan Portfolios may invest in when-issued securities.

These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Portfolios will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the Custodian, and the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios' commitments to purchase when-issued securities. If the value of these assets declines, the Portfolios will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Alternatively, shareholders may have to redeem shares to pay tax on this "phantom income." In either case, a Portfolio may have to dispose of its fund securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Portfolio accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following policies are fundamental and may not be changed without the consent of a majority of a Portfolio's outstanding shares, except for the limitations provided in paragraphs 9 and 11 below, which are non-fundamental policies only for the Value Portfolio. The term "a majority of a Portfolio's outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's shares, whichever is less.

A Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of a Portfolio's assets. This limitation does not apply to the Michigan Portfolio or the Tax-Managed Portfolio. As a money market fund, the Prime Obligation Portfolio is subject to additional diversification requirements.

2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (a) investments in the obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities, (b) investments in tax-exempt securities issued by governments or political subdivisions of government or (c) obligations issued by domestic branches of United States banks or United States branches of foreign banks subject to the same regulations as United States banks. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

3. Make loans, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

4.   Acquire more than 10% of the voting securities of any one issuer.

5.   Invest in companies for the purpose of exercising control.

6. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

7. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

8. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to their permitted investments, any Portfolio may invest in companies which invest in real estate commodities or commodities contracts and may invest in financial futures contracts and related options.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a portfolio security.

11. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. The Prime Obligation Portfolio will invest in the shares of another money market fund only if
     (i) such other money market fund is subject to Rule 2a-7 under the 1940 Act; (ii) such other money market fund has investment criteria equal to or higher than those of such Portfolio; and (iii) the Trust's Board of Trustees monitors the activities of such other money market fund. The Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, any such Portfolio owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Portfolios assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolios.

12. Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Portfolios are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

No Portfolio may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of a portfolio's net assets (10% for the Prime Obligation Portfolio).

No Portfolio may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages, except with respect to borrowings and illiquid securities, will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

Citizens Bank (the "Adviser") serves as investment adviser to the Portfolios pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Adviser is responsible for the investment decisions for each Portfolio, and continuously reviews, supervises and administers each Portfolio's investment program. The Advisory Agreement also provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Trust and the Adviser have employed Wellington Management Company, LLP as the investment sub-adviser to the Prime Obligation Portfolio, Systematic Financial Management, L.P.

as the investment sub-adviser to the Value Portfolio and Nicholas-Applegate Capital Management as the investment sub-adviser to the Growth Portfolio and the Tax-Managed Portfolio to manage the Portfolios on a day-to-day basis, in each case subject to the supervision of the Adviser and the Trustees. In conjunction with the Adviser, each investment sub-adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. See "The Sub-Advisers."

The Adviser, 328 S. Saginaw Street, Flint, Michigan 48502, was incorporated in 1871 in the state of Michigan. Citizens Bank is a wholly-owned subsidiary of Citizens Banking Corporation. Citizens Banking Corporation is an interstate bank holding company with over $4.5 billion in assets and 124 banking offices in Michigan and Illinois. As of January 31, 1999, the Adviser's total assets under management were $3.5 billion. The Adviser has managed bank common funds, pension plan assets and personal trust assets since 1927. The Adviser's sole experience as an investment adviser to investment companies is as investment adviser to the Trust.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Growth Portfolio, .34%; Value Portfolio, .29% on the first $50 million, .39% on the next $50 million, and .34% on any amount above $100 million; Tax-Managed Portfolio, .34%; Intermediate-Term Income Portfolio,
 .50%; Michigan Portfolio, .50%; and Prime Obligation Portfolio, .225% on the first $500 million, and .28% in excess of $500 million. The Adviser has voluntarily agreed to waive a portion of its fees in order to limit the total operating expenses of Institutional and Class A shares of the Growth, Value, Tax-Managed, Intermediate-Term Income, Michigan and Prime Obligation Portfolios (exclusive of distribution expenses charged to Class A shares) to not more than 1.10%, 1.10%, 1.10%, .65%, .65% and .40%, respectively, of each Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended January 31, 1999, the Growth, Value, Intermediate-Term Income, Michigan Tax Free Bond and Prime Obligation Portfolios paid the Adviser an advisory fee of .34%, .29%, .35%, .34% and .025% respectively, of each Portfolio's average daily net assets.

The Glass-Steagall Act restricts the securities activities of banks such as the Adviser, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

The Adviser will not be required to bear expenses of any Portfolio of the Trust to an extent which would result in a Portfolio's inability to qualify as a "regulated investment company" (a "RIC") under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolios by a majority of the outstanding shares of the Portfolios, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal years ended January 31, 1997, January 31, 1998 and January 31, 1999, the Portfolios paid the following advisory fees to Citizens Bank:


                                                               Fees Paid (000)                    Fee Waivers(000)
                                                               ---------------                    ----------------

Portfolio                                                   1997       1998        1999        1997      1998       1999
---------                                                   ----       ----        ----        ----      ----       ----
Golden Oak Growth Portfolio............................     $207       $121        $142        $  3      $  1       $  0
Golden Oak Value Portfolio.............................      *         $ 45        $107         *        $  5       $  2
Golden Oak Intermediate-Term Income Portfolio..........     $372       $425        $467        $167      $189       $194
Golden Oak Michigan Tax Free Bond Portfolio............      *         $168        $301         *        $ 84       $141
Golden Oak Prime Obligation Money Market                    $ 40       $ 34        $ 38        $468      $277       $273
Portfolio..............................................
-----------------------

*   Not in operation during such period.

THE SUB-ADVISERS

Wellington Management Company, LLP (a "Sub-Adviser" or "WMC") serves as the investment sub-adviser for the Prime Obligation Portfolio, Systematic Financial Management, L.P. (a "Sub-Adviser" or "Systematic Financial") serves as investment sub-adviser for the Value Portfolio and Nicholas-Applegate Capital Management (a "Sub-Adviser" or "Nicholas-Applegate") serves as investment sub-adviser for the Growth Portfolio pursuant to sub-advisory agreements (each, a "Sub-Advisory Agreement") with the Trust and/or the Adviser. Under each Sub-Advisory Agreement, the Sub-Adviser manages the investments of the appropriate Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.

WELLINGTON MANAGEMENT COMPANY, LLP

WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of April 30, 1999, WMC had discretionary management authority with respect to approximately $221 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, WMC is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .075% of the first $500 million of "managed assets" (defined below) and .02% of "managed assets" in excess of $500 million. "Managed assets" are all of the money market fund assets that WMC manages for the Trust including assets of funds other than the Prime Obligation Portfolio. The fee paid by the Portfolio is based on its proportionate share of "managed assets". For the fiscal year ended January 31, 1999 the Portfolio paid WMC an advisory fee, as a percentage of average daily net assets, of .075%.


For the fiscal years ended January 31, 1997, January 31, 1998 and January 31, 1999, Wellington Management received the following sub-advisory fees from the
Portfolio:

                                                                 Fees Paid (000)                   Fee Waivers(000)
                                                                 ---------------                   ----------------
Portfolio                                                   1997       1998        1999        1997      1998       1999
---------                                                   ----       ----        ----        ----      ----       ----
Golden Oak Prime Obligation Money Market                    $127       $104        $104         $0        $0         $0
Portfolio..............................................

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Nicholas-Applegate serves as the investment sub-adviser for the Growth Portfolio and the Tax- Managed Portfolio. Nicholas-Applegate has operated as a registered investment adviser providing investment advisory services for a wide variety of clients including employee benefit plans, university endowments, foundations, public retirement systems and unions, other institutional investors and individuals since 1984 and, since April 1987, investment companies. As of January 31, 1999, Nicholas-Applegate had discretionary management authority with respect to approximately $32 billion of assets. Nicholas-Applegate is controlled by its general partner, Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, which is controlled by a corporation which, in turn, is controlled by a corporation controlled by Arthur E. Nicholas. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101.

For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, Nicholas-Applegate is entitled to receive from the Portfolios a fee, calculated daily and paid monthly, at an annual rate of .40% of the average daily net assets of each Portfolio. For the fiscal year ended January 31, 1999, the Growth Portfolio paid the Sub-Adviser an advisory fee of .40% of its average daily net assets.

The Tax-Managed Portfolio commenced operations on May 11, 1999, and had not paid any fees or had any type of return as of the fiscal year ended January 31, 1999.

For the fiscal years ended January 31, 1997, January 31, 1998 and January 31, 1999, Nicholas-Applegate received the following sub-advisory fees from the Growth Portfolio*:

                                                                  Fees Paid (000)                 Fee Waivers(000)
                                                                  ---------------                 ----------------
Portfolio                                                   1997       1998        1999        1997      1998       1999
---------                                                   ----       ----        ----        ----      ----       ----
Golden Oak Growth Portfolio............................     $132       $144        $167         $0        $0         $0
------------------------

* Prior to August 1997, the Adviser paid sub-advisory fees to Nicholas-Applegate.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

Systematic Financial serves as the investment sub-adviser for the Value Portfolio. Systematic Financial was established in 1982 and has Managed portfolios on a discretionary basis since inception. Systematic Financial's clients include foundations, pension funds, public retirement systems and Taft-Hartley plans as well as other institutional investors and individuals. Systematic Financial's value strategy, which was originally developed by our Chief Investment Officer, has been employed since the early 1980's. Systematic Financial is a Delaware limited partnership. The principal business address of Systematic Financial Management, L.P. is 300 Frank W. Burr Blvd.
Glenpointe East, 7th Floor Teaneck, NJ 07666.

For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, Systematic Financial is entitled to receive from the Portfolio a fee, calculated daily and paid monthly, at an annual rate of .45% of the first $50 million, .35% of the next $50 million and .40% of any amount above $100 million of the average daily net assets of the Portfolio. For the fiscal year ended January 31, 1999, the Portfolio paid the Sub-Adviser an advisory fee of .45% of its average daily net assets.

For the fiscal years ended January 31, 1998 and January 31, 1999, Systematic Financial received the following sub-advisory fees from the Portfolio:


Portfolio                                                 Fees Paid (000)                  Fee Waivers(000)
---------                                                 --------------                   ----------------
                                                      1998              1999             1998              1999
                                                      ----              ----             ----              ----
Golden Oak Value Portfolio.....................        $78              $169              $0                $0

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator") serves as administrator to the Portfolios pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Growth, Value, Tax-Managed, Intermediate-Term Income, Michigan and Prime Obligation Portfolios. The Value Portfolio and the Michigan Portfolio are also subject to a minimum fee of $50,000.

For the fiscal year ended January 31, 1999, each Portfolio paid the Administrator an administration fee (shown as a percentage of average daily net assets) of .20%.

The Administration Agreement shall remain in effect with respect to the Golden Oak Family of Funds until May 19, 2002, and thereafter shall continue in effect for successive two-year periods subject to annual review by the Trustees.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CNI Charter Funds, CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and UAM Funds, Inc. II.

For the fiscal years ended January 31, 1997, January 31, 1998 and
January 31, 1999, the Administrator received the following fees:

                                                                   Fees Paid (000)                 Fee Waivers(000)
                                                                   --------------                  ----------------
Portfolio                                                   1997       1998        1999        1997      1998       1999
---------                                                   ----       ----        ----        ----      ----       ----
Golden Oak Growth Portfolio............................     $57         $72         $84         $0        $0         $0
Golden Oak Value Portfolio.............................      *          $35         $78         *         $26        $0
Golden Oak Tax-Managed Equity Portfolio................      *           *           *          *          *          *
Golden Oak Intermediate-Term Income Portfolio..........     $215       $246        $264         $0        $0         $0
Golden Oak Michigan Tax Free Bond Portfolio............      *         $101        $177         *         $0         $0
Golden Oak Prime Obligation Money Market
Portfolio..............................................     $339       $270        $277         $0        $7         $0

------------------------
 *   Not in operation during such period.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor" or "SIDC"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), which applies to both Institutional and Class A shares of the Portfolios. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Portfolio or by the Distributor. The Distributor will receive no compensation for distribution of Institutional shares. Class A has a distribution plan (the "Class A Distribution Plan").

CLASS A DISTRIBUTION PLAN

The Distribution Agreement and the Class A Distribution Plan adopted by the Class A shareholders provides that the Class A shares of each Portfolio will pay the Distributor a fee of .25% of the average daily net assets which the Distributor can use to compensate/broker dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class A shareholders or their customers who beneficially own Class A shares. The Class A Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount or payments made to financial institutions and intermediaries. The Trust intends to operate the Class A Plan in accordance with its terms and with the NASD rules concerning sales charges.

The Distribution Agreement is renewable annually and may be terminated by the Distributor, the Qualified Trustees (defined below), or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party.

The Trust has adopted the Class A Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Class A Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of such Class A Distribution Plan or any agreements related to it ("Qualified Trustees"). The Class A Distribution Plan requires that quarterly written reports of amounts spent under the Class A Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Class A Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal years ended January 31, 1997, January 31, 1998 and January 31, 1999, the Portfolios paid the following distribution fees:

                                                                           Distribution Fees Paid
                                                                           ----------------------
Portfolio                                                            1997          1998            1999
---------                                                            ----          ----            ----
Golden Oak Growth Portfolio....................................      $515          $669           $1,632
Golden Oak Value Portfolio.....................................        *            $38            $909
Golden Oak Tax-Managed Equity Portfolio........................        *             *              *
Golden Oak Intermediate-Term Income Portfolio..................      $310          $183           $1,716
Golden Oak Michigan Tax Free Bond Portfolio....................        *            $57            $309
Golden Oak Prime Obligation Money Market Portfolio.............    $168,512      $101,244        $16,636
------------------------

*  Not in operation during such period.

The following Portfolios imposed a front-end sales charge upon their Class A Shares in the amounts shown for the fiscal years ended January 31, 1997, 1998 and 1999:

                                                                                                 Dollar Amount of Load
                                                                                                    Retained by the
                                                               Dollar Amount of Load                 Administrator
                                                               ---------------------                 -------------
Portfolio/Class                                             1997       1998        1999        1997      1998       1999
---------------                                             ----       ----        ----        ----      ----       ----
Golden Oak Growth Portfolio -- Class A.................     $116       $363       $1,073        $0        $0         $0
Golden Oak Value Portfolio -- Class A..................      *        $4,885       $644         *         $0         $0
Golden Oak Intermediate-Term Income
Portfolio -- Class A...................................     $191      $6,800       $390         $0        $0         $0
Golden Oak Michigan Tax Free Bond
 Portfolio -- Class A..................................      *        $16,945     $1,036        *         $0         $0
Golden Oak Prime Obligation Money Market
Portfolio -- Class A...................................     N/A         N/A         N/A        N/A        N/A        N/A
------------------------

* Not in operation during such period.

The Prime Obligation Portfolio offers Class A Shares without a sales charge, and therefore, no information is provided with respect to that Portfolio.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.

THE CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (the "Custodian") acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Miller, Canfield, Paddock and Stone, P.L.C. serves as counsel to the Trust with respect to Michigan state issues.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the independent accountants of the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CNI Charter Funds, CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and TIP Funds, each of which is an open-end management investment company Managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* --Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, The Expedition Funds, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Expedition Funds and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of

Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Expedition Funds and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) 1980-1986. President of Gene Peters and Associates (import company) 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Expedition Funds and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee** -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Advisors' Inner Circle Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

MARK E. NAGLE (DOB 10/20/59) -- President, Chief Executive Officer, Controller and Chief Financial Officer -- President and Senior Vice President of Fund Accounting and Administration of the Administrator since 1998. Vice President of Fund Accounting and Administration of the Administrator 1996-1998. Vice President of the Distributor since December 1997. Vice President, Fund Accounting, BISYS Fund Services, September 1995 - November 1996. Senior Vice President and Site Manager, Fidelity Investments, 1981 - September 1995.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

JAMES R. FOGGO (DOB 06/30/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments since 1998. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KATHY HEILIG (DOB 12/21/58) -- Vice President and Assistant Secretary -- Treasurer of SEI Investments since 1997; Vice President of SEI Investments since 1991. Vice President and Treasurer of the Administrator since 1997. Assistant Controller of SEI Investments and Vice President of the Distributor since 1995; Director of Taxes of SEI Investments, 1987 to 1991. Tax Manager, Arthur Andersen LLP prior to 1987.

JOSEPH M. O'DONNELL (DOB 11/13/54) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Vice President and General Counsel, FPS Services, Inc., 1993-1997. Staff Counsel and Secretary, Provident Mutual Family of Funds, 1990-1993.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and the Distributor, 1992- 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

LYNDA J. STRIEGEL (DOB 10/30/48) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Senior Asset Management Counsel, Barnett Banks, Inc., 1997-1998. Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank, N.A., 1991-1995.

JOHN H. GRADY, JR. (DOB 06/01/61) -- Secretary -- 1701 Market Street, Philadelphia, PA 19103, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

-----------------

*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act.

**Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Trust.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. For the fiscal year ended January 31, 1999, the Trust paid the unaffiliated Trustees aggregate fees of $25,257.

COMPENSATION TABLE

                                                                                                    Total Compensation
                                                          Pension or                                From Registrant and
                                                          Retirement            Estimated           Fund Complex Paid to
                                  Aggregate               Benefits Accrued      Annual              Trustees for the Fiscal
Name of Person, Position          Compensation            as Part of Fund       Benefits Upon       Year Ended January 31,
------------------------          From Registrant         Expenses              Retirement          1999 (1)
                                  ---------------         --------              ----------          --------
John T. Cooney, Trustee           $5,303                           N/A                  N/A         $28,250
**Frank E. Morris, Trustee        $3,940                           N/A                  N/A         $21,500
Robert Patterson, Trustee         $5,338                           N/A                  N/A         $29,250
Eugene B. Peters, Trustee         $5,338                           N/A                  N/A         $29,250
James M. Storey, Trustee          $5,338                           N/A                  N/A         $29,250
William M. Doran, Trustee*        $0                               N/A                  N/A         $0
Robert A. Nesher, Trustee*        $0                               N/A                  N/A         $0
------------------------------

(1)   Total Compensation for service on one board.
*     A Trustee who is an "interested person" as defined by the 1940 Act.
**    Retired 12/31/98.

COMPUTATION OF YIELD

From time to time, each Portfolio may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.

The "yield" of the Portfolios refers to the income generated by an investment in a Portfolio over a seven-day or 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that seven-day or 30-day period is assumed to be generated each seven-day or 30-day period over a year and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Prime Obligation Portfolio will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Portfolio is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return + 1) to the power of 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the Portfolio fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors.

For the 7-day period ended January 31, 1999, the Prime Obligation Portfolio's yield was 4.81% for Institutional and 4.56% for Class A and the effective yield was 4.93% for Institutional and 4.67% for Class A.

The yield of a non-Money Market Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2([(a-b)/(cd) + 1] to the power of 6 - 1), where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The Michigan Portfolio may also advertise a "tax-equivalent yield," which is a calculated by determining the rate of return that would have to be achieved on a fully taxable instrument to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield of the Portfolio will be calculated by adding (a) the portion of the Portfolio's yield that is non-tax-exempt and (b) the result obtained by dividing the portion of the Portfolio's yield that is tax-exempt by the difference of one minus a stated income tax rate.

For the 30-day period ended January 31, 1999, the Portfolios' yields and tax-equivalent yields were as follows:

                                                                    YIELDS                 TAX-EQUIVALENT YIELDS
                                                                    ------                 ---------------------
PORTFOLIO                                                 INSTITUTIONAL     CLASS A     INSTITUTIONAL     CLASS A
Golden Oak Growth Portfolio............................        N/A            N/A            N/A            N/A
Golden Oak Value Portfolio.............................       0.43%          0.21%           N/A            N/A
Golden Oak Intermediate Term Income Portfolio..........       5.00%          4.75%           N/A            N/A
Golden Oak Michigan Tax Free Bond Portfolio............       3.49%          3.24%          6.23%          5.79%

The Portfolios may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

CALCULATION OF TOTAL RETURN

From time to time, each Portfolio, other than the Prime Obligation Portfolio, may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T) to the power of n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total return for the Portfolios from inception through January 31, 1999 and for the one, five and ten year periods ended January 31, 1999 were as follows:

                                                                                            Average Annual Total Return
Portfolio                                             Class               One Year       Five Year     Ten Year    Since Inception**
---------                                             -----               --------       ---------     --------    -----------------
Golden Oak Growth Portfolio...............  Institutional                  51.98%         21.66%         N/A            19.47%
                                            Class A (without load)         51.45%         21.27%         N/A            21.42%
                                            Class A (with load)            42.78%         19.89%         N/A            20.15%
Golden Oak Value Portfolio................  Institutional                  12.63%           N/A           *             13.63%
                                            Class A (without load)         12.19%           N/A           *             13.24%
                                            Class A (with load)             5.73%           N/A           *              9.16%
Golden Oak Intermediate-Term Income         Institutional                   8.60%          5.29%         N/A             6.10%
Portfolio.................................  Class A (without load)          8.23%          5.63%         N/A             5.75%
                                            Class A (with load)             3.39%          4.66%         N/A             4.88%
Golden Oak Michigan Tax Free Bond           Institutional                   5.40%           N/A           *              6.69%
Portfolio.................................  Class A (without load)          5.17%           N/A           *              6.53%
                                            Class A (with load)             0.46%           N/A           *              3.54%

*    Not in operation during such period.
** Intermediate-Term Income and Growth Portfolios Institutional Shares commenced operations February 1, 1993. Golden Oak Prime Obligation Money Market Portfolio Class A Shares commenced operations January 20, 1994. Golden Oak Intermediate-Term Income and Growth Portfolios Class A Shares commenced operations June 18, 1993. Golden Oak Michigan Tax Free Bond and Golden Oak Value Portfolios Class A and Institutional Shares commenced operations June 23, 1997.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the Portfolios are offered on a continuous basis. Currently, the holidays observed by the Trust and the New York Stock Exchange are as follows: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay for the redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the applicable Sub-Adviser, the Administrator and/or the Custodian are not open for business.

LETTER OF INTENT

Reduced sales charges are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided to the Trust's transfer agent, that does not legally bind the signer to purchase any set number of shares and provides for the holding in escrow by the Administrator of 5% of the amount purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter of Intent is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to recover the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Prime Obligation Portfolio is calculated separately for each class of the Portfolio by adding the value of securities and other assets, subtracting liabilities attributable to that class and dividing by the number of outstanding shares of that class. Securities will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The Portfolio's use of amortized cost and the maintenance of the Portfolio's net asset value at $1.00 are permitted by Rule 2a-7 promulgated under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures that are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolio. Such procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per share calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Portfolio must annually distribute at least 90% of its investment company taxable income.

The securities of the Intermediate-Term Income, Michigan, Growth and Value Portfolios are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Portfolios' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Portfolio intends to qualify and elect to be treated as a RIC as defined under Subchapter M of the Code. By following such a policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which they may be subject.

In order to qualify as a RIC, a Portfolio must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Included among these requirements are the following:
(i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

The Prime Obligation, Intermediate-Term Income and Value Portfolios may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Portfolios must distribute to satisfy the Distribution Requirement. In some cases, the Portfolios may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

Although each Portfolio intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Portfolios fail to qualify for any taxable year as a RIC, all of their taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Portfolio's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

PORTFOLIO DISTRIBUTIONS

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of a Portfolio's earnings and profits. Each Portfolio anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

Each Portfolio intends to distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). Such distributions are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held their Portfolio Shares. If any such gains are retained, however, a Portfolio will pay federal income tax thereon.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Portfolio for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, it is not expected that any Intermediate-Term Income Portfolio, Michigan Portfolio or Prime Obligation Portfolio distribution will qualify for the corporate dividends-received deduction. Conversely, distributions from the Growth Portfolio and the Value Portfolio generally will qualify for the corporate dividends-received deduction.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Portfolio in the year in which the dividends were declared.

In certain cases, a Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

Each Portfolio will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Portfolio during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OR EXCHANGE OF PORTFOLIO SHARES

Generally, gain or loss on the sale or exchange of a Portfolio Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Portfolio with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Portfolio that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

FEDERAL EXCISE TAX

If a Portfolio fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Portfolio will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Portfolio intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by the Portfolios to shareholders and the ownership of Shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Portfolios.

ADDITIONAL TAX INFORMATION CONCERNING THE MICHIGAN PORTFOLIO

The Portfolio intends to qualify to pay "exempt interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Portfolio's net tax-exempt interest income will be "exempt interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences, as discussed below.

The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Portfolio and will be applied uniformly to all dividends declared with respect to the

Portfolio during that year. This percentage may differ from the actual percentage for any particular day.

Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt- interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Portfolio intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

Interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Portfolio will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing Shares. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in trade or business a part of such a facility.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt interest dividends.

Issuers of bonds purchased by the Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Portfolio may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional benefit from the receipt of exempt-interest dividends.

TRADING PRACTICES AND BROKERAGE

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser and/or Sub-Adviser(s) is responsible for placing the orders to execute transactions for the Portfolios. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser and/or Sub-Adviser(s) generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available if the difference is reasonably justified by other aspects of the portfolio execution securities offered.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser and/or Sub-Adviser(s) will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

The Adviser and/or Sub-Adviser(s) select brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Adviser's and/or a Sub-Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Adviser and/or a Sub-Adviser pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Adviser and/or a Sub-Adviser either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Adviser and/or Sub-Adviser(s) may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser and/or Sub-Adviser(s), brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser and/or Sub-Adviser(s) in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended (the "1934 Act"), higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Adviser and/or Sub-Adviser(s) believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker/dealers who provide daily portfolio pricing services to the Adviser and/or Sub-Adviser(s). Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

For the fiscal years ended January 31, 1998 and January 31, 1999, the Portfolios paid the following brokerage commissions with respect to portfolio transactions:


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            % of Total          Total Brokerage
                                                                      % of Total            Brokerage             Commissions
                                               Total $ Amount          Brokerage           Transactions         Paid to SIDC in
                                                of Brokerage          Commissions            Effected           Connection With
                      Total $ Amount of          Commission             Paid to              Through              Repurchase
                          Brokerage                Paid to            Affiliated            Affiliated             Agreement
                      Commissions Paid           Affiliates             Brokers              Brokers             Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio            1998          1999       1998       1999       1998      1999      1998        1999        1998       1999
---------            ----          ----       ----       ----       ----      ----      ----        ----        ----       ----
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak          $98,901      $52,495       $0       $20,430      0%      39.91%      0%        41.77%       $985      $1,308
Growth
Portfolio........
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak            N/A         $3,410       $0         $0         0%        0%        0%          0%        $2,854     $3,410
Intermediate-
Term Income
Portfolio........
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak            N/A           $0         $0         $0         0%        0%        0%          0%         N/A         $0
Michigan Tax
Free Bond
Portfolio.......
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak            N/A           $0         $0         $0         0%        0%        0%          0%         N/A         $0
Prime
Obligation
Money Market
Portfolio.......
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak          $39,007      $141,248      $0       $62,129      0%      44.12%      0%        37.34%       N/A        $438
Value
Portfolio.......
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------
                       Total $ Amount of
                           Brokerage
                       Commissions Paid
                         for Research
-----------------------------------------
Portfolio              1998        1999
---------              ----        ----
-----------------------------------------
Golden Oak            $17,844     $39,308
Growth
Portfolio........
-----------------------------------------
Golden Oak              $0          $0
Intermediate-
Term Income
Portfolio........
-----------------------------------------
Golden Oak              $0          $0
Michigan Tax
Free Bond
Portfolio.......
-----------------------------------------
Golden Oak              $0          $0
Prime
Obligation
Money Market
Portfolio.......
-----------------------------------------
Golden Oak            $36,715     $66,900
Value
Portfolio.......
-----------------------------------------

-------------------------
*   Had not commenced operations as of the end of the fiscal year.

For the fiscal year ended January 31, 1997, the Portfolios paid the following brokerage commissions with respect to portfolio transactions:

---------------------------------------------------------------------------------------------------
                                                                                  Total $ Amount of
                                                            Total $ Amount of         Brokerage
                                                                Brokerage          Commission Paid
                                                             Commission Paid        to Affiliates
Portfolio                                                         1997                   1997
---------                                                         ----                   ----
---------------------------------------------------------------------------------------------------
Golden Oak Growth Portfolio............................          $81,924                  $0
---------------------------------------------------------------------------------------------------
Golden Oak Intermediate-Term Income Portfolio..........            $0                     $0
---------------------------------------------------------------------------------------------------
Golden Oak Michigan Tax Free Bond Portfolio...........              *                     *
---------------------------------------------------------------------------------------------------
Golden Oak Prime Obligation Money Market Portfolio....             $0                     $0
---------------------------------------------------------------------------------------------------
Golden Oak Value Portfolio............................              *                     *
---------------------------------------------------------------------------------------------------

*  Had not commenced operations as of the end of the fiscal year.

The Adviser and/or Sub-Adviser(s) may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser and/ or Sub-Adviser(s) and the Trust's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser and/or Sub-Adviser(s) may give consideration to sales of shares of the Adviser and/or Sub-Adviser(s) as a factor in the selection of brokers and dealers to execute portfolio transactions for such Portfolio.

It is expected that the Adviser and/or Sub-Adviser(s) may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated thereunder by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser and/or Sub-Adviser(s) may direct commission business to one or more designated broker/dealers in connection with such broker/ dealer's provision of services to a Portfolio or payment of certain Portfolio expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of January 31, 1999, the following Portfolios held securities of the Trust's "regular brokers or dealers" as follows:


---------------------------------------------------------------------------------------------------------------------
                                                                                                             Dollar
                                                                                                            Amount at
PORTFOLIO                                                      Name of          Type of Security Held          FYE
---------                                                    Broker/Dealer      ---------------------          ---
                                                             -------------
---------------------------------------------------------------------------------------------------------------------
Golden Oak Growth Portfolio .........................       Morgan Stanley       Repurchase Agreement      $3,303,081
---------------------------------------------------------------------------------------------------------------------
Golden Oak Michigan Tax Free Bond Portfolio..........            N/A                     N/A                   N/A
---------------------------------------------------------------------------------------------------------------------
Golden Oak Value Portfolio...........................       Morgan Stanley       Repurchase Agreement      $ 1,039,731
---------------------------------------------------------------------------------------------------------------------
Golden Oak Intermediate-Term Income Portfolio.........      Morgan Stanley       Repurchase Agreement      $17,134,794
---------------------------------------------------------------------------------------------------------------------
Golden Oak Prime Obligation Money Market Portfolio....        Prudential           Commercial Paper        $3,996,440
---------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Portfolios each of which represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolios. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% AND 25% SHAREHOLDERS

As of May 5, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Portfolios. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

Golden Oak Prime Obligation Money Market Portfolio--Institutional: Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 98.45%.

Golden Oak Prime Obligation Money Market Portfolio--Class A: Bruce B. Mackey Tr., Bruce B. Mackey Trust, 3181 Tri Park Drive, Grand Blanc, MI 48439-7088, 11.89%; D & N Bending Corp., 101 E. Pond Drive, Romeo, MI 48065-4903, 6.20%.

Golden Oak Michigan Tax Free Bond Portfolio--Institutional: Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 99.82%.

Golden Oak Michigan Tax Free Bond Portfolio--Class A: Dana A. Czmer, FBO the Dana A. Czmer Trust, 532 Ashwood, Flushing, MI 48433-1329, 9.92%; SEI Trust Corporation, FBO Citizens Bank, attn: Mutual Fund Administrator, One Freedom Valley Dr., Oaks, PA 19456, 54.26%; John W. Ennest, The John W. Ennest Trust, 5412 Pepper Mill, Grand Blanc, MI 48439-1947, 5.83%; Donaldson Lufkin Jenrette, Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-2052, 28.18%.

Golden Oak Intermediate-Term Income Portfolio--Institutional: Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 99.98%.

Golden Oak Intermediate-Term Income Portfolio--Class A: SEI Trust Corporation, FBO Citizens Bank, attn: Mutual Fund Administrator, One Freedom Valley Dr., Oaks, PA 19456, 92.66%.

Golden Oak Growth Portfolio--Institutional: Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 99.94%.

Golden Oak Growth Portfolio--Class A: SEI Trust Corporation, FBO Citizens Bank, attn: Mutual Fund Administrator, One Freedom Valley Dr., Oaks, PA 19456, 73.51%.

Golden Oak Value Portfolio--Institutional: Citizens Bank, c/o Trust Operations 332021, 101 N. Washington Ave., Saginaw, MI 48607-1206, 99.78%.

Golden Oak Value Portfolio--Class A: SEI Trust Corporation, FBO Citizens Bank, attn: Mutual Fund Administrator, One Freedom Valley Dr., Oaks, PA 19456, 89.80%.

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The audited financial statements of the Portfolios for the fiscal year ended January 31, 1999, and the Report of Independent Accountants of
PricewaterhouseCoopers LLP dated March 15, 1999 relating to the financial statements, including the financial highlights of the Portfolios are incorporated herein by reference.

                                    APPENDIX

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

             -  Leading market positions in well-established industries.

             -  High rates of return on funds employed.

             - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

             - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff and Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated

Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA Limited ("IBCA") indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    - Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.

However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Bonds rated Duff-1 are judged by Duff to be of the highest credit qualify with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

Bonds rated BBB+, BBB, or BBB- are considered below average protection factors but still considered sufficient for prudent investment. Considerable BBB variability in risk during economic cycles. Bonds rated BB+, BB or BB- are considered below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

Bonds rated B+, B or B- are considered below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Bonds rated BB are obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Bonds rated B are obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is very high. Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.